UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 29, 2004

HOVNANIAN ENTERPRISES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-8551
(Commission File Number)

22-1851059
(IRS Employer Identification No.)

10 Highway 35, P.O. Box 500 Red Bank, New Jersey 07701
(Address of Principal Executive Offices) (Zip Code)

(732) 747-7800
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

Attached as Exhibit 23 hereto is the consent of Ernst & Young LLP, which is to be incorporated by reference in the Registration Statements on Form S-3 File Nos. 333-68528, 333-75939, 333-87861, 333-51991, 333-111231 and 333-106761 and in the related Prospectuses and in the Registration Statements on Form S-8 File Nos. 333-106756, 333-92977, 333-56972, 033-36098, 002-92773 and 333-56640.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)               Exhibits.

The following exhibit is filed with this report on Form 8-K.

Exhibit Number	Exhibit
23	Consent of Ernst & Young LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Hovnanian Enterprises, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOVNANIAN ENTERPRISES, INC.

By:	/s/ Paul W. Buchanan
Name: Paul W. Buchanan
Title: Senior Vice President
Corporate Controller

Date:  March 29, 2004

INDEX TO EXHIBITS

Exhibit Number	Exhibit
23	Consent of Ernst & Young LLP.